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     Janus Venture Fund

     2001 Semiannual Report

Table of Contents

          Portfolio Manager Commentary
            and Schedule of Investments ........................     1

          Statement of Assets and Liabilities ..................     5

          Statement of Operations ..............................     6

          Statement of Changes in Net Assets ...................     7

          Financial Highlights .................................     8

          Notes to Schedule of Investments .....................     9

          Notes to Financial Statements ........................    10

          Explanation of Charts and Tables .....................    13

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Did you notice?

You're now receiving one report for each fund that you own. We used to combine all 17 equity funds into one large report. The format change allows us to provide more relevant information to you and will reduce the Fund's printing and mailing costs.

Of course, if you'd like to keep track of other Janus funds, all reports are available online at www.janus.com.
--------------------------------------------------------------------------------

Janus Venture Fund (closed to new investors)

[PHOTO]
William Bales
portfolio manager

For the six-month period ended April 30, 2001, Janus Venture Fund declined 28.12%, compared with a loss of 1.77% by its benchmark, the Russell 2000 Index. The Nasdaq Composite Index was down 37.20% over the same period.(1)

Obviously, it's been rough going for Janus Venture Fund shareholders the past six months, and indeed the entire small-capitalization arena. When the U.S. economy began to show signs of slowing during the last half of 2000, many small-cap companies felt the brunt of the pain due to their typically nondiversified, one-product-line organizations and found themselves in a liquidity crunch. Additionally, venture capital slowed to a trickle when positive returns ceased - ending the exuberant IPO market of 1999 when access to capital seemed limitless regardless of business plans and earnings projections.

On top of that, the slowdown in orders that started in the fall quickly led to an excess inventory issue for small- and large-cap companies alike. While the Federal Reserve's four half-point interest rate cuts in early 2001 seemed to do little to spark business confidence, inventory build-ups quickly became the Achilles' heel of many companies.

The good news is that those companies with solid business plans and top-notch management should get through this slowdown and come out even stronger. With this in mind, we've reexamined our holdings and trimmed many of those with less-proven track records, particularly in technology. One that we did hold onto, however, was Insight Enterprises despite its recent decline. Due to weakness in the PC business, this distributor of computer products and peripherals has seen a slowing in its business. However, a significant percentage of the company's sales are from consumables and supplies, which are less susceptible to a slowing economy. Additionally, Insight is a relatively inexpensive stock relative to its growth rate.

On a similar note, when rumors of a clamp-down on telecom capital spending rose, SBA Communications' stock suffered. Regardless, its business remained intact. This owner and operator of antenna towers for the wireless communications industry continued to add new towers to its lineup as well as improve its lease-up rate to well-capitalized companies like Verizon and Nextel. Furthermore, the fact that its operations continued to grow through such a tumultuous time supports our belief in its business plan, management and future growth prospects. Thus we maintained our position.

A holding we completely exited was SDL, Inc., as its merger with fellow maker of fiber-optics components, JDS Uniphase, drew closer and it graduated from its small-cap status. While the Fund has some flexibility within its market-cap discipline, we decided to take our profits in this stock and use them for opportunities elsewhere.

Among those opportunities were select names in the biotechnology and healthcare groups. As the biotechnology sector has been hard-hit, so have Enzon and Symyx Technologies. Regardless of its decline, Enzon, a biopharmaceutical company, is still on track to launch its hepatitis-C treatment this August. Meanwhile, the FDA recently asked its competitor, Roche Holding, for more information on its drug for the same disease. This development could potentially delay Roche's release and give Enzon the opportunity to launch its drug without immediate competition. We're equally confident in Symyx, an outsource R&D firm that uses high-speed technologies for the discovery of new materials. The company continues to experience strong demand for its services and has an impressive list of clients that includes ExxonMobil, Dow Chemical and Unilever.

Winners during the period included First Health Group and Apria Healthcare. First Health has become known as one of the best full-service, national health benefits companies as a result of its ability to effectively lower companies' insurance costs by becoming a member of the First Health network. Apria specializes in home healthcare programs, delivering drugs and medical supplies as well as providing product and patient maintenance. Both companies have continued to gain market share and are poised to benefit from recent political changes in Washington, D.C.

Going forward, we'll continue to take advantage of the market's volatility by adding what we believe are exceptional growth opportunities. Regardless of sector, we're diligently scouring the globe to uncover such companies. For example, we've increased our exposure to select financial names we believe dominate their respective markets and also typically do well when interest rates are being cut.

There is no telling when the U.S. economy will come out of its slump. That's why we're still out there researching on a company-by-company basis as we ready the Fund to participate in the market's recovery.

Thank you for your continued investment in Janus Venture Fund.

(1)  All returns include reinvested dividends and distributions.

Past performance does not guarantee future results.

                                           Janus Venture Fund  April 30, 2001  1

Portfolio Profile
                                                April 30, 2001  October 31, 2000
--------------------------------------------------------------------------------
Equities                                                 95.6%             92.5%
  Foreign                                                 4.1%              6.1%
    European                                              1.1%              2.3%
Top 10 Equities (% of Assets)                            26.9%             29.5%
Number of Stocks                                            91               101
Cash, Cash Equivalents and
  Fixed-Income Securities                                 4.4%              7.5%

Top 5 Industries
                                                April 30, 2001  October 31, 2000
--------------------------------------------------------------------------------
Radio                                                     7.1%              3.8%
Medical - Biomedical
  and Genetic                                             6.3%              8.1%
Commercial Banks                                          4.9%              1.8%
Retail - Computer Equipment                               4.4%              2.8%
Electronic Components
  - Semiconductors                                        4.4%              3.3%

Top 10 Equity Holdings
                                                April 30, 2001  October 31, 2000
--------------------------------------------------------------------------------
Enzon, Inc.                                               5.1%              5.8%
Insight Enterprises, Inc.                                 3.7%              2.8%
Radio One, Inc.                                           2.9%              0.9%
Valassis Communications, Inc.                             2.5%              1.3%
TMP Worldwide, Inc.                                       2.3%              2.5%
Investors Financial Services Corp.                        2.2%              1.8%
Cerus Corp.                                               2.2%              1.3%
Professional Detailing, Inc.                              2.1%              1.3%
SBA Communications Corp.                                  2.0%              1.6%
Fleming Companies, Inc.                                   1.9%                --

Average Annual Total Return
for the periods ended April 30, 2001
One Year         Five Year         Ten Year         Since 4/30/85*
(36.46)%         9.45%             12.93%           15.40%

Janus Venture Fund - $98,922
Russell 2000 Index - $56,099

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Venture Fund and the Russell 2000 Index. Janus Venture Fund is represented by a shaded area of green. The Russell 2000 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, April 30, 1985, through April 30, 2001. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Venture Fund ($98,922) as compared to the Russell 2000 Index ($56,099).

*The Fund's inception date.
Source - Lipper, Inc. 2001.

In recent years, returns have sustained significant gains and losses due to market volatility in the technology and industrials sectors. Due to market volatility, current performance may be lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains.

Russell 2000 Index is defined as an index of 2000 small-cap companies located in the US. Managed by the Frank Russell Company. The National Association of Securities Dealers Automated Quotation (NASDAQ) System is a nationwide computerized quotation system for over 5,500 over-the-counter stocks. The NASDAQ index is compiled of more than 4,800 stocks that are traded via this system. The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

Funds that emphasize investments in smaller companies may experience greater price volatility.

Schedule Of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 94.1%
Advertising Sales - 1.8%
     600,000     Lamar Advertising Co.* .....................    $    23,190,000

Advertising Services - 1.0%
     504,805     Getty Images, Inc.* ........................         12,710,990

Business To Business/E-Commerce - 0.5%
     152,661     Commerce One, Inc.* ........................    $     1,407,534
   2,013,085     PurchasePro.com, Inc.* .....................          5,656,769

                                                                       7,064,303

Cable Television - 0.8%
     652,081     Cogeco Cable, Inc.** .......................         10,609,982

Casino Hotels - 0.8%
     743,892     Station Casinos, Inc.* .....................         10,459,121

See Notes to Schedule of Investments.

2  Janus Venture Fund  April 30, 2001

Schedule Of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Chemicals - Specialty - 1.8%
     833,265     Symyx Technologies, Inc.* ..................    $    23,248,093

Commercial Banks - 4.9%
     161,100     Corus Bankshares, Inc. .....................          8,256,375
      72,775     First Citizens BancShares, Inc. ............          6,862,682
      49,665     Hancock Holding Co. ........................          1,912,102
     391,590     Investors Financial Services Corp. .........         28,014,349
     563,040     South Financial Group, Inc. ................          9,346,464
     221,795     UMB Financial Corp. ........................          8,195,325

                                                                      62,587,297

Commercial Services - 1.7%
     304,075     Iron Mountain, Inc.* .......................         10,992,311
     366,000     Plexus Corp.* ..............................         11,243,520

                                                                      22,235,831

Consulting Services - 2.1%
     371,770     Professional Detailing, Inc.* ..............         27,213,564

Decision Support Software - 0.7%
     313,710     NetIQ Corp.* ...............................          9,210,526

Dental Supplies and Equipment - 0.4%
     596,845     Align Technology, Inc.* ....................          5,222,394

Direct Marketing - 0.5%
     639,185     Key3Media Group, Inc.* .....................          6,391,850

E-Commerce/Services - 2.3%
     606,340     TMP Worldwide, Inc.* .......................         29,249,842

E-Services/Consulting - 1.4%
     552,615     IntraNet Solutions, Inc.* ..................         18,280,504

Electric Products - 1.1%
   1,830,705     Pace Micro Technology PLC ..................         14,380,547

Electronic Components - 0.1%
      53,660     Sawtek, Inc.* ..............................          1,320,036

Electronic Components - Semiconductors - 4.4%
     794,890     Alpha Industries, Inc. .....................         19,530,447
     817,345     Microtune, Inc.* ...........................          9,849,007
     296,385     Pixelworks, Inc.* ..........................          6,727,939
     719,345     Semtech Corp.* .............................         20,695,556

                                                                      56,802,949

Engines - Internal Combustion - 0.1%
      44,005     Cummins, Inc. ..............................          1,821,807

Enterprise Software and Services - 1.4%
     714,130     Informatica Corp.* .........................         18,031,783

Financial Guarantee Insurance - 0.5%
      98,715     PMI Group, Inc. ............................          6,347,374

Food - Wholesale/Distribution - 1.9%
     840,150     Fleming Companies, Inc. ....................         24,784,425

Health Care Cost Containment - 1.7%
     426,595     First Health Group Corp.* ..................         22,076,291

Hotels and Motels - 0.2%
      44,415     Four Seasons Hotels, Inc.** ................          2,625,371

Instruments - Controls - 1.1%
     306,880     Mettler-Toledo International, Inc.* ........         13,579,440

Instruments - Scientific - 1.4%
     593,260     Dionex Corp.* ..............................    $    17,780,002

Internet Applications Software - 0.4%
     522,930     Liberate Technologies, Inc.* ...............          5,119,485

Internet Infrastructure Software - 1.5%
     649,431     Retek, Inc.* ...............................         18,762,062

Investment Management and Advisory Services - 0.5%
     293,275     W.P. Stewart & Company, Ltd. ...............          6,921,290

Life and Health Insurance - 1.1%
     758,260     Conseco, Inc. ..............................         14,429,688

Medical - Biomedical and Genetic - 6.3%
     771,520     Arena Pharmaceuticals, Inc.* ...............         15,384,109
   1,093,655     Enzon, Inc.* ...............................         65,203,711

                                                                      80,587,820

Medical - Drugs - 2.6%
      93,415     CIMA Labs, Inc.* ...........................          5,234,977
     238,240     OSI Pharmaceuticals, Inc.* .................         12,231,242
     450,850     Priority Healthcare Corp.* .................         15,680,563

                                                                      33,146,782

Medical - Hospitals - 2.6%
     477,555     LifePoint Hospitals, Inc.* .................         16,580,710
     650,280     Province Healthcare Co.* ...................         16,660,174

                                                                      33,240,884

Medical - Outpatient and Home Medical Care - 1.8%
     901,270     Apria Healthcare Group, Inc.* ..............         23,405,982

Medical Products - 3.0%
     500,000     Cerus Corp.*,(ss) ..........................         27,775,000
     348,800     PolyMedica Corp.* ..........................          9,473,408

                                                                      37,248,408

Multi-Line Insurance - 1.1%
     500,305     HCC Insurance Holdings, Inc. ...............         14,108,601

Multimedia - 1.0%
   1,313,110     Entravision Communications Corp.* ..........         13,262,411

Music/Clubs - 0.7%
   2,604,200     Corporacion Interamericana de
                   Entretenimiento S.A. - Class B* ..........          9,148,046

Network Software - 0.2%
     503,255     OTG Software, Inc* .........................          2,888,684

Networking Products - 1.1%
     249,940     Black Box Corp.* ...........................         14,544,009

Oil Field Machinery and Equipment - 0.7%
     421,465     Grant Prideco, Inc.* .......................          8,429,300

Pharmacy Services - 1.8%
     657,870     Accredo Health, Inc.* ......................         22,407,052

Power Converters and Power Supply Equipment - 0.4%
     226,025     Active Power, Inc.* ........................          5,051,659

Printing - Commercial - 2.5%
     918,717     Valassis Communications, Inc.* .............         32,476,646

See Notes to Schedule of Investments.

                                           Janus Venture Fund  April 30, 2001  3

Schedule Of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Radio - 7.1%
     692,765     Cox Radio, Inc. - Class A* .................    $    17,873,337
     398,460     Entercom Communications Corp.* .............         18,177,745
     601,665     Radio One, Inc.* ...........................         11,305,285
   1,528,355     Radio One, Inc. - Class D* .................         26,440,541
     513,920     Spanish Broadcasting System, Inc. - Class A*          3,145,190
     542,325     Westwood One, Inc.* ........................         14,236,031

                                                                      91,178,129

Resorts and Theme Parks - 1.2%
     700,000     Six Flags, Inc. ............................         15,358,000

Retail - Apparel and Shoe - 0.7%
     376,325     Bebe Stores, Inc.* .........................          9,219,963

Retail - Bedding - 0.8%
     395,950     Linens `N Things, Inc.* ....................         10,694,610

Retail - Computer Equipment - 4.4%
     236,875     CDW Computer Centers, Inc.* ................          9,574,488
   1,781,860     Insight Enterprises, Inc.* .................         47,575,662

                                                                      57,150,150

Retail - Jewelry - 0.8%
     310,050     Tiffany & Co. ..............................         10,051,821

Retail - Office Supplies - 1.7%
     920,775     School Specialty, Inc.*,# ..................         21,131,786

Retail - Restaurants - 0.5%
     167,650     P.F. Chang's China Bistro, Inc.* ...........          6,508,173

Savings/Loan/Thrifts - 2.9%
     407,550     American Financial Holdings, Inc. ..........          8,393,085
     272,965     Brookline Bancorp, Inc. ....................          3,534,897
     374,760     Commerical Federal Corp. ...................          8,207,244
     494,000     Independence Community Bank Corp. ..........          9,139,000
     621,030     Seacoast Financial Services Corp. ..........          8,259,699

                                                                      37,533,925

Schools - 1.4%
     348,230     Career Education Corp.*,# ..................         17,533,380

Semiconductor Components/Integrated Circuits - 1.8%
     381,750     Marvell Technology Group, Ltd.* ............          9,620,100
     427,665     TriQuint Semiconductor, Inc.* ..............         12,415,115

                                                                      22,035,215

Telecommunication Equipment - Fiber Optics - 0.5%
   1,454,655     Oplink Communications, Inc.* ...............          6,545,947

Therapeutics - 2.2%
     432,690     Abgenix, Inc.* .............................         16,225,875
     541,280     PRAECIS Pharmaceuticals, Inc.* .............         11,875,683

                                                                      28,101,558

Transportation - Air Freight - 0.5%
     261,175     EGL, Inc.* .................................          6,192,459

Transportation - Services - 0.5%
     409,845     UTI Worldwide, Inc. ........................          6,799,329

Transportation - Truck - 0%
      15,020     Forward Air Corp.* .........................            521,194

Web Hosting/Design - 0.7%
   2,666,185     Globix Corp.*,# ............................    $     8,985,043

Wireless Equipment - 2.5%
     333,380     Powerwave Technologies, Inc.* ..............          6,057,515
     767,780     SBA Communications Corp.* ..................         26,173,620

                                                                      32,231,135
--------------------------------------------------------------------------------
Total Common Stock (cost $1,044,301,539) ....................      1,210,174,948
--------------------------------------------------------------------------------
Corporate Bonds - 0.1%
Web Hosting/Design - 0.1%
$  2,500,000     Globix Corp., 12.50%
                   senior notes, due 2/1/01 (cost $2,116,551)            762,500
--------------------------------------------------------------------------------
Preferred Stock - 1.5%
Internet Infrastructure Software - 0.3%
     416,667     Plumtree Software, Inc. - Series E(ss) .....          4,000,003

Wireless Equipment - 1.2%
     358,700     Crown Castle International Corp.
                   convertible, 6.25% .......................         15,155,075
--------------------------------------------------------------------------------
Total Preferred Stock (cost $21,935,003) ....................         19,155,078
--------------------------------------------------------------------------------
Short-Term Corporate Note - 4.3%
                 Household Finance Corp.
$ 55,400,000       4.65%, 5/1/01
                   (amortized cost $55,400,000) .............         55,400,000
--------------------------------------------------------------------------------
Total Investments (total cost $1,123,753,093) - 100% ........      1,285,492,526
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0% .            202,476
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $ 1,285,695,002
--------------------------------------------------------------------------------

Summary of Investments by Country, April 30, 2001

Country                      % of Investment Securities             Market Value
--------------------------------------------------------------------------------
Bermuda                                            1.3%          $    16,541,390
Canada                                             1.0%               13,235,353
Mexico                                             0.7%                9,148,046
United Kingdom                                     1.1%               14,380,547
United States++                                   95.9%            1,232,187,190
--------------------------------------------------------------------------------
Total                                            100.0%          $ 1,285,492,526

++Includes Short-Term Securities (91.5% excluding Short-Term Securities)

Forward Currency Contracts, Open at April 30, 2001

Currency Sold and                   Currency          Currency        Unrealized
Settlement Date                   Units Sold   Value in $ U.S.       Gain/(Loss)
--------------------------------------------------------------------------------
Canadian Dollar 5/7/01             9,500,000    $    6,184,091    $       36,240
--------------------------------------------------------------------------------
Total                                           $    6,184,091    $       36,240

See Notes to Schedule of Investments.

4  Janus Venture Fund  April 30, 2001

Statement of Assets and Liabilities

As of April 30, 2001, (unaudited)
(all numbers in thousands
except net asset value per share)
--------------------------------------------------------------------------------
Assets:
Investments at cost                                                 $  1,123,753

Investments at value                                                $  1,285,493
  Cash                                                                     1,513
  Receivables:
    Investments sold                                                       2,748
    Fund shares sold                                                         156
    Dividends                                                                406
    Interest                                                                  78
  Other assets                                                                18
  Forward currency contracts                                                  36
--------------------------------------------------------------------------------
Total Assets                                                           1,290,448
--------------------------------------------------------------------------------
Liabilities:
  Payables:
    Investments purchased                                                  2,771
    Fund shares repurchased                                                  763
    Advisory fees                                                            621
    Transfer agent fees and expenses                                         186
  Accrued expenses                                                           412
--------------------------------------------------------------------------------
Total Liabilities                                                          4,753
--------------------------------------------------------------------------------
Net Assets                                                          $  1,285,695
Shares Outstanding, $0.01 Par Value
  (unlimited shares authorized)                                           28,681

--------------------------------------------------------------------------------
Net Asset Value Per Share                                           $      44.83
--------------------------------------------------------------------------------

See Notes to Financial Statements.

                                           Janus Venture Fund  April 30, 2001  5

Statement of Operations

For the six months ended
April 30, 2001, (unaudited)
(all numbers in thousands)
--------------------------------------------------------------------------------
Investment Income:
  Interest                                                          $      3,414
  Dividends                                                                1,124
  Foreign tax withheld                                                       (3)
--------------------------------------------------------------------------------
Total Investment Income                                                    4,535
--------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                            4,615
  Transfer agent fees and expenses                                         1,277
  Registration fees                                                          100
  Postage and mailing expenses                                                49
  Custodian fees                                                              64
  Printing expenses                                                          108
  Audit fees                                                                  11
  Trustees' fees and expenses                                                  7
  Other expenses                                                              16
--------------------------------------------------------------------------------
Total Expenses                                                             6,247
Expense and Fee Offsets                                                     (48)
Net Expenses                                                               6,199
Net Investment Income/(Loss)                                             (1,664)
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions                (170,697)
  Net realized gain/(loss) from foreign currency transactions                490
  Change in net unrealized appreciation or depreciation
    of investments and foreign currency translations                   (361,671)
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments                 (531,878)
Net Increase/(Decrease) in Net Assets Resulting from Operations     $  (533,542)
--------------------------------------------------------------------------------

See Notes to Financial Statements.

6  Janus Venture Fund  April 30, 2001

Statement of Changes in Net Assets

For the six months ended April 30, 2001, (unaudited)
and for the fiscal year ended October 31, 2000
(all numbers in thousands)                                           2001           2000
--------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                   $    (1,664)   $    (8,698)
  Net realized gain/(loss) from investment and
    foreign currency transactions                                   (170,207)        397,648
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                (361,671)      (322,293)
--------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations     (533,542)         66,657
--------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                   --             --
  Net realized gain from  investment  transactions*                 (377,370)      (298,953)
--------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                       (377,370)      (298,953)
--------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                          46,554        343,816
  Reinvested dividends and distributions                              354,857        284,957
  Shares repurchased                                                (127,453)      (334,183)
--------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions               273,958        294,590
--------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                               (636,954)         62,294
Net Assets:
  Beginning of period                                               1,922,649      1,860,355
--------------------------------------------------------------------------------------------
  End of period                                                  $  1,285,695   $  1,922,649
--------------------------------------------------------------------------------------------

Net Assets Consist of:
  Capital (par value and paid-in surplus)*                       $  1,298,795   $  1,024,837
  Accumulated net investment income/(loss)*                           (1,664)             --
  Accumulated net realized gain/(loss) from investments*            (173,212)        374,365
  Unrealized appreciation/(depreciation) of
    investments and foreign currency translations                     161,776        523,447
--------------------------------------------------------------------------------------------
                                                                 $  1,285,695   $  1,922,649
--------------------------------------------------------------------------------------------
Transactions in Fund Shares:
  Shares sold                                                             899          2,990
  Reinvested distributions                                              6,959          2,607
--------------------------------------------------------------------------------------------
Total                                                                   7,858          5,597
--------------------------------------------------------------------------------------------
  Shares repurchased                                                  (2,514)        (2,996)
Net Increase/(Decrease) in Fund Shares                                  5,344          2,601
Shares Outstanding, Beginning of Period                                23,337         20,736
--------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                      28,681         23,337
--------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities:
 (excluding short-term securities)
  Purchases of securities                                        $    479,863   $  1,973,365
  Proceeds from sales of securities                                   503,750      2,117,484
  Purchases of long-term U.S. government obligations                       --             --
  Proceeds from sales of long-term U.S. government obligations             --             --

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

                                           Janus Venture Fund  April 30, 2001  7

Financial Highlights

For a share outstanding during the
six months ended April 30, 2001 (unaudited)
and through each fiscal year ended October 31    2001          2000            1999          1998          1997          1996
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period          $    82.39    $    89.71      $    49.81    $    58.84    $    57.16    $    59.53
--------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                     (.06)            --              --         (.09)           .16            --
  Net gains on securities (both realized
    and unrealized)                              (21.12)          6.94           44.31           .43          6.80          5.09
--------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                 (21.18)          6.94           44.31           .34          6.96          5.09
--------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)              --            --              --            --            --         (.01)
  Dividends (in excess of net
    investment income)                                --            --              --         (.07)            --            --
  Distributions (from capital gains)             (16.38)       (14.26)          (4.41)        (9.30)        (5.28)        (7.45)
--------------------------------------------------------------------------------------------------------------------------------
Total Distributions                              (16.38)       (14.26)          (4.41)        (9.37)        (5.28)        (7.46)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                $    44.83    $    82.39      $    89.71    $    49.81    $    58.84    $    57.16
--------------------------------------------------------------------------------------------------------------------------------
Total Return*                                   (28.12)%         3.79%          94.42%         1.07%        13.38%         9.28%
--------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)      $1,285,695    $1,922,649      $1,860,355    $1,035,868    $1,252,341    $1,741,316
Average Net Assets for the Period
    (in thousands)                            $1,431,679    $2,504,381      $1,350,642    $1,174,220    $1,379,145    $1,822,801
Ratio of Gross Expenses to
  Average Net Assets**(1)                          0.88%         0.87%           0.93%         0.94%         0.94%         0.89%
Ratio of Net Expenses to
  Average Net Assets**(1)                          0.87%         0.86%           0.92%         0.93%         0.92%         0.88%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets**                 (0.23)%       (0.35)%         (0.55)%       (0.29)%         0.11%       (0.33)%
Portfolio Turnover Rate**                            72%           87%            104%           90%          146%          136%

(1)  See "Explanation of the Charts and Tables."
 * Total return not annualized for periods of less than one full year. ** Annualized for periods of less than one full year.

See Notes to Financial Statements.

8  Janus Venture Fund  April 30, 2001

Notes to Schedule of Investments


 *   Non-income-producing security
** A portion of this security has been segregated to cover segregation requirements on forward currency contracts.
(ss) Restricted/Illiquid Securities are valued at fair value determined in good faith under procedures established by and under the supervision of the Trustees.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Restricted securities held by a Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security which each portfolio seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

SCHEDULE OF RESTRICTED OR ILLIQUID SECURITIES

                                                                               Value as
                                    Acquisition  Acquisition        Fair        % of
                                       Date          Cost          Value      Net Assets
----------------------------------------------------------------------------------------
Cerus Corp.                           8/30/00    $25,000,000    $27,775,000       2.16%
Plumtree Software, Inc. - Series E    5/19/00      4,000,003      4,000,003       0.31%
                                                                ------------------------
                                                                $31,775,003       2.47%
----------------------------------------------------------------------------------------

The Fund has registration rights for certain restricted securities held at April 30, 2001. The issuer incurs all registration costs.

#The Investment Company Act of 1940 defines affiliates as those companies in which a Fund holds 5% or more of the outstanding voting securities. Following is a summary of the transactions with each such affiliate for the period ended April 30, 2001:

                                  Purchases                Sales               Realized        Dividend   Market Value
                             Shares        Cost     Shares        Cost        Gain/(Loss)       Income     at 4/30/01
----------------------------------------------------------------------------------------------------------------------
Career Education Co.(6)        --           --     136,500     $2,007,377     $ 4,819,996           --     $17,533,380
Globix Corp.                   --           --     233,815      2,162,789        (508,092)          --       8,985,043
School Specialty, Inc.         --           --      38,045        807,262          29,576           --      21,131,786
----------------------------------------------------------------------------------------------------------------------
                                                               $4,977,428      $4,341,480                  $47,650,209
----------------------------------------------------------------------------------------------------------------------

(1)  Career  Education  Co.  acquired  EduTrek  International,  Inc.,  effective
     1/3/01.

                                           Janus Venture Fund  April 30, 2001  9

Notes to Financial Statements


The following section describes the organization and significant accounting policies of the Fund and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes explain how the Fund operates and the methods used in preparing and presenting this report.

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Investment Fund (the "Trust") is registered under the Investment Company Act of 1940 (the "1940 Act") as a no-load, open-end management investment company. The Janus Venture Fund ("Fund") invests primarily in equity securities. The Fund is diversified as defined in the 1940 Act.

The following policies have been consistently followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

INVESTMENT VALUATION
Securities are valued at the closing price for securities traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's Trustees. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. When market quotations are not readily available, securities are valued at their fair value as determined in good faith under procedures adopted by the Fund's Trustees.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for as of the date purchased or sold. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

FORWARD CURRENCY TRANSACTIONS AND FUTURES CONTRACTS
The Fund enters into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.

Forward currency contracts held by the Fund are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Currency gain and loss are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Futures contracts are marked to market daily, and the resultant variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, open forward and futures contracts are marked to market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

10  Janus Venture Fund  April 30, 2001

The Fund may enter into "futures contracts" and "options" on securities, financial indexes and foreign currencies, forward contracts and interest rate swaps and swap-related products. The Fund intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts and options may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

In June 1998, the Financial Accounting Standards Board (FASB) issued Statement of Accounting Standards (SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities," which was effective for fiscal years beginning after June 15, 1999. In June 1999, the FASB issued SFAS No. 137, "Accounting for Derivative Instruments and Hedging Activities-Deferral of Effective Date of FASB Statement No. 133," delaying by one year the effective date of SFAS No. 133. The effective date for the Fund was November 1, 2000. In June 2000, the FASB issued No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities," an amendment of SFAS No. 133. SFAS No. 133, as amended, may affect the accounting treatment of the Fund's derivative instruments and related assets. The Fund has determined that the impact on the Financial Statements, resulting from the adoption of this new standard, will be insignificant.

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The Fund has not adopted this pronouncement. The Fund expects that the impact of the adoption of this principle will not be material to the Financial Statements.

INITIAL PUBLIC OFFERINGS
The Fund may invest in initial public offerings (IPOs). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Fund may not experience similar performance as its assets grow.

ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

DIVIDEND DISTRIBUTIONS AND EXPENSES
The Fund generally declares and distributes dividends and capital gains (if any) annually. The Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses.

FEDERAL INCOME TAXES
The Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with the Internal Revenue Code applicable to regulated investment companies.

                                          Janus Venture Fund  April 30, 2001  11

2.   INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The advisory agreement with the Fund spells out the fees that the Fund must pay for the period ended April 30, 2001. The Fund's management fee is equal to 0.65% of average daily net assets.

Janus Service Corporation ("Janus Service"), a wholly owned subsidiary of Janus Capital, receives an annual fee of 0.16% of average net assets per Fund for transfer agent services plus reimbursement of certain out of pocket expenses (primarily postage and telephone charges).

Officers and certain trustees of the Fund are also officers and/or directors of Janus Capital; however, they receive no compensation from the Fund.

The Fund's expenses may be reduced by voluntary brokerage credits from an unaffiliated broker. Such credits are included in Expense and Fee Offsets in the Statement of Operations. Brokerage commissions paid to the unaffiliated broker reduce transfer agent fees and expenses.

DST Systems, Inc. (DST), an affiliate of Janus Capital through a degree of common ownership, provides fund accounting and shareholder accounting systems to the Fund. DST Securities, Inc., a wholly owned subsidiary of DST, is designated as an introductory broker on certain portfolio transactions. Brokerage commissions paid to DST Securities, Inc. serve to reduce transfer agent fees and expenses. Brokerage commissions paid, fees reduced and the net fees paid to DST for the six months ended April 30, 2001, are noted below.

          DST Securities, Inc.          Fund
              Commissions              Expense
                  Paid*               Reduction*        DST Fees
--------------------------------------------------------------------------------
                   --                     --            $164,770
--------------------------------------------------------------------------------
*The difference between commissions paid to DST Securities, Inc. and expenses reduced constituted commissions paid to an unaffiliated clearing broker.

3.   FEDERAL INCOME TAX

Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

The Fund has elected to treat gains and losses on forward currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of April 30, 2001, are as follows:

           Federal Tax      Unrealized        Unrealized          Net
              Cost         Appreciation     (Depreciation)   Appreciation
--------------------------------------------------------------------------------
         $1,125,593,686    $331,065,592     $(171,166,752)   $159,898,840
--------------------------------------------------------------------------------

12  Janus Venture Fund  April 30, 2001

Explanations of Charts and Tables


1.   PERFORMANCE OVERVIEWS

Performance overview graphs on the previous pages compare the performance of a $10,000 investment in the Fund (from inception) with one or more widely used market indexes through April 30, 2001.

When comparing the performance of a Fund with an index, keep in mind that market indexes do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a portfolio invested in the index.

Average annual total returns are also quoted for the Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period.

2.   SCHEDULE OF INVESTMENTS

Following the performance overview section is the Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Fund's portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. government obligations, etc.) and by industry classification (banking, communications, insurance, etc.).

The market value of each security is quoted as of the last day of the reporting period. The values of securities denominated in foreign currencies are converted into U.S. dollars.

Funds that invest in foreign securities also provide a summary of investments by country. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country.

2A.  FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

3.   STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Fund's liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The last line of this statement reports the Fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund's net assets (assets minus liabilities) by the number of shares outstanding.

4.   STATEMENT OF OPERATIONS

This statement details the Fund's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current portfolio holdings.

The first section in this statement,  entitled  "Investment Income," reports the
dividends   earned  from  stocks  and  interest  earned  from   interest-bearing
securities in the portfolio.

The next section reports the expenses and expense offsets incurred by the Fund, including the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, and printing and postage for mailing statements, financial reports and prospectuses.

The last section lists the increase or decrease in the value of securities held in the Fund's portfolios. The Fund realizes a gain (or loss) when it sells a position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund's portfolios during the period.

                                          Janus Venture Fund  April 30, 2001  13

"Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of portfolio holdings and by gains (or losses) realized during the reporting period.

5.   STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Fund's net assets during the reporting period. Changes in the Fund's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Fund's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets because of the Fund's investment performance. The Fund's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Fund's net assets will not be affected. If you compare each Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on the Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Fund through purchases or withdraw via redemptions. The Fund's net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

The section entitled "Net Assets Consist of" breaks down the components of the Fund's net assets. Because the Fund must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

6.   FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Fund's net asset value (NAV) for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the Fund's NAV per share at the beginning of the reporting period. The next line reports the Fund's net investment income per share, which comprises dividends and interest income earned on securities held by the Fund. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

Also included are the Fund's expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across the Funds for a number of reasons, including the differences in management fees, average shareholder account size, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Fund's expenses may be reduced through expense-reduction arrangements. These arrangements include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses both prior to any expense offset and after the offsets.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in the Fund's portfolios. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is sold every six months.

14  Janus Venture Fund  April 30, 2001

Notes

                                          Janus Venture Fund  April 30, 2001  15

Notes

16  Janus Venture Fund  April 30, 2001

Notes

                                          Janus Venture Fund  April 30, 2001  17

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

                            [LOGO] JANUS

                                   www.janus.com

                                   100 Fillmore Street
                                   Denver, CO 80206
                                   1-800-525-3713

Funds distributed by Janus Distributors, Inc. Member NASD. This material must be preceded or accompanied by a prospectus.
                                                                      VE45-06/01